UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT COMPANY

Investment Company Act file number:	811-4627

Name of Registrant:	VANGUARD CONVERTIBLE SECURITIES FUND

Address of Registrant:	P.O. Box 2600 Valley Forge, PA 19482

Name and address of agent for service:	Heidi Stam, Esquire P.O. Box 876 Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end:	November 30

Date of reporting period:	December 1, 2004 - November 30, 2005

Item 1:	Reports to Shareholders

Vanguard® Convertible Securities Fund

› Annual Report

November 30, 2005

>	Vanguard Convertible Securities Fund posted a return of 5.9% during the 12 months ended November 30, 2005.

>	The fund’s results surpassed the performance of both its benchmark index and average competitor.

>	Rising energy prices had a positive effect on several sector holdings, but the higher fuel costs crimped the results of consumer-related securities.

Contents
Your Fund's Total Returns	1
Chairman's Letter	2
Advisor's Report	7
Fund Profile	10
Performance Summary	11
Financial Statements	13
Your Fund's After-Tax Returns	23
About Your Fund's Expenses	24
Glossary	27

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Fiscal Year Ended November 30, 2005
Total
Return

Vanguard Convertible Securities Fund	5.9%

Merrill Lynch All US Convertibles Index	2.7

Average Convertible Securities Fund[1]	4.7

Dow Jones Wilshire 5000 Index	10.1

Your Fund’s Performance at a Glance
November 30, 2004–November 30, 2005

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains

Vanguard Convertible Securities Fund	$13.62	$13.57	$0.32	$0.50

1 Derived from data provided by Lipper Inc.

Chairman’s Letter

Dear Shareholder,

Vanguard Convertible Securities Fund had a return of 5.9% during its 2005 fiscal year. This marked the third consecutive year of positive fiscal-year returns for your fund, and the eighth gain in the past ten fiscal periods. The fund saw solid returns from its holdings in several industries that are typically well-represented in the convertible securities universe, most notably energy, biotechnology, and technology.

The table on page 1 shows total returns (capital change plus reinvested distributions) for the fund, the Merrill Lynch All US Convertibles Index, the average mutual fund peer, and the broad U.S. stock market (as measured by the Dow Jones Wilshire 5000 Composite Index). The second table on that page shows the fund’s starting and ending share prices, along with per-share distribution amounts. The fund’s yield as of November 30, 2005, was 2.14%, 46 basis points (0.46 percentage point) lower than its 2.60% yield at the start of the period.

If you hold shares of the fund in a taxable account, you may be interested in our report on after-tax returns, on page 23.

U.S. stocks produced solid returns and international markets surged

Stocks produced fiscal-year returns in the neighborhood of 10%, but the stock market’s interim ups and downs seemed to echo the economy’s mixed signals. The broad market returned 10.1%. Large-capitalization stocks outperformed their smaller counterparts.

International stocks were the period’s best performers, even as a strengthening dollar reduced the value of international assets for U.S. investors. The long-slumbering Japanese market was a notably strong performer.

Interest rates converged as the Fed tightened monetary policy

During the 12 months ended November 30, the broad fixed income market produced modest returns in an unusual interest rate environment. As the Federal Reserve Board raised its target for short-term rates to 4.00%—a 2 percentage point increase over the fiscal year—the impact on short-term securities was pronounced. The effect on long-term rates, by contrast, was muted. Indeed, the yield of the 30-year Treasury bond declined modestly.

These dynamics produced a “flattening of the yield curve”—a reduction in the difference between short- and long-term

Market Barometer
	Average Annual Total Returns Periods Ended November 30, 2005
	One Year	Three Years	Five Years

Stocks

Russell 1000 Index (Large-caps)	10.0%	13.1%	1.3%

Russell 2000 Index (Small-caps)	8.1	20.0	10.1

Dow Jones Wilshire 5000 Index (Entire market)	10.1	14.2	2.5

MSCI All Country World Index ex USA (International)	16.5	22.9	6.4

Bonds

Lehman Aggregate Bond Index (Broad taxable market)	2.4%	4.0%	6.1%

Lehman Municipal Bond Index	3.9	4.9	5.9

Citigroup 3-Month Treasury Bill Index	2.8	1.7	2.3

CPI

Consumer Price Index	3.5%	2.9%	2.6%

interest rates. The outcome was lower prices and weak returns for short- and intermediate-term bonds, solid returns for the longest-term securities, and a modest 2.4% return for the overall taxable bond market. Because municipal bond yields did not rise as much as yields on taxable securities, the broad tax-exempt bond market produced a higher 12-month return.

The different behavior of short- and long-term rates reflected inconsistencies in the broader economy. For example, growth in the value of goods and services produced by U.S. workers was surprisingly robust, and corporate profits remained strong. But persistently high energy prices, which spiked in the wake of Hurricanes Katrina and Rita, seemed to threaten the economy’s vigor.

Energy prices were a key driver of the fund’s performance

For the fiscal year, the 5.9% return of the Convertible Securities Fund landed the fund roughly midway between the results of the broad stock and bond markets. The fund’s performance and the dynamics of the convertibles marketplace were quite different in the two six-month periods that made up the year. During the first half, the fund’s return was –3.2% as the convertibles market fell victim to declining equity prices, widening spreads between the yields of higher and lower-quality bonds, and a flurry of selling by hedge funds. The fund bounced back in the second half with a 9.4% return as the stock market recovered, prices strengthened, and overall fundamentals improved.

Expense Ratios:1
Your fund compared with its peer group

		Average
		Convertible
	Fund	Securities Fund

Convertible Securities Fund	0.86%	1.54%

Total Returns	Ten Years Ended November 30, 2005
	Average Annual Return	Final Value of a $10,000 Initial Investment

Convertible Securities Fund	8.9%	$23,478

Spliced Convertibles Index[2]	8.4	22,306

Average Convertible Securities Fund	8.2	22,055

Dow Jones Wilshire 5000 Index	9.3	24,387

1	Fund expense ratio reflects the fiscal year ended November 30, 2005. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2004.
2	CS First Boston Convertibles Index through November 30, 2004; Merrill Lynch All US Convertibles Index thereafter.

An important influence on the fund’s performance was the growth of worldwide demand for energy and the resulting impact on energy-related securities. In the United States, rising energy prices, driven by the supply interruptions and devastation of Hurricanes Katrina, Rita, and Wilma, led to strong returns among most of the fund’s energy and energy-related convertibles holdings.

The fund’s biotechnology and technology holdings also had strong performances, as the outlook brightened for a number of companies in those areas. Several biotech companies reported favorable drug-trial results, while a number of technology firms reported better-than-expected earnings.

Some of the fund’s weaker performers have been grappling with widely reported challenges. Ford and General Motors, for example, performed poorly as the auto giants struggled with unprecedented financial and business challenges. In financial services, rising interest rates pinched profitability of numerous banks.

One hallmark of your fund is that the advisor, Oaktree Capital Management, invests almost exclusively in convertibles. Many peers, by contrast, also hold small stakes in common stocks or traditional bonds. The fund’s emphasis on hybrid securities, which can provide some of the return potential of stocks along with some of the relative stability and income of bonds, is an important part of the advisor’s effort to limit downside risk. While Oaktree’s conservative approach may not always result in short-term competitive results, the advisor believes that it is the right approach for long-term investors.

For more details on the fund’s positioning and performance during the period, see the Advisor’s Report on page 7.

Long-term results show durability of advisor’s strategy

Over the past ten years, your fund’s disciplined investment approach has provided returns slightly better than its benchmark index and the average for its mutual fund peers. The table at the bottom of page 4 presents the average annual returns for the fund and its comparative measures, as well as the results of hypothetical $10,000 investments made in each at the start of the period. The Convertible Securities Fund, with its 8.9% average annual return, provided more than 95% of the return of the broad U.S. stock market (an annualized 9.3%), while providing investors considerably less volatility.

Oaktree Capital Management, your fund’s advisor since 1996, has consistently followed an investment strategy that emphasizes bottom-up security selection and thorough credit analysis. This focus has served shareholders well, translating into competitive long-term results. We have confidence that this focus will continue to serve shareholders well in the coming years.

Another important benefit for our shareholders is our low-cost advantage. Vanguard’s funds typically offer expense ratios (operating costs as a percentage of average net assets) that are a fraction of the average for their peer groups. These low expenses mean that a larger proportion of our funds’ returns stay in our shareholders’ accounts, where they belong.

Counteract the market’s ‘noise’ with a balanced portfolio

The financial markets often seem to rise and fall at random. Sectors and stocks become “hot,” then fall suddenly out of favor. Investor sentiment toward the economy may shift from one day to the next. Amid all of these influences, what should an investor do?

The answer is simple: balance and diversify. One of the best ways to immunize your portfolio from the uncertainty is to assemble a balanced portfolio of stock, bond, and cash investments designed to fit your needs for various short- and long-term goals. Once you’ve done that, it’s prudent to hold steady regardless of what the markets may bring. The beauty of a balanced portfolio is that you can participate in the successes of better-performing asset classes while cushioning the impact from those that fare poorly at any given time.

Because the Convertible Securities Fund is a hybrid of two asset classes and a less familiar investment option, it is most appropriate for investors who are seeking to supplement the performance of a well-balanced portfolio with the unique risk-and-return properties of convertible securities. The advisor’s disciplined investment approach makes the fund an attractive option for those who seek to broaden their portfolios’ diversification.

Thank you for entrusting your investments to Vanguard.

Sincerely,

John J. Brennan
Chairman and Chief Executive Officer
December 13, 2005

Advisor’s Report

Vanguard Convertible Securities Fund returned 5.9% for the fiscal year ended November 30, 2005. The fund surpassed the result of its performance benchmark—the Merrill Lynch All US Convertibles Index—by more than three percentage points.

Contributing to our return was the overall strength of mid-capitalization stocks, and particularly of those sectors that are well-represented in the convertibles universe. In addition, good security selection yielded several above-average performers, while we avoided many of the market’s underperforming securities.

The investment environment

The dominant factor affecting the various sectors of the convertibles market in recent months was energy prices. The dramatic rise in oil prices and the vast destruction of the energy infrastructure caused by Hurricanes Katrina and Rita were, far and away, the most significant events in this period.

Oil- and gas-related convertibles were the clear winners, and other commodity convertibles, such as gold, copper, and titanium issues, also experienced above-average advances. The energy sector was easily the top contributor in the convertibles market, gaining more than four times as much as the next-ranked sector. Predictable underperformers in this environment of higher energy costs were most consumer discretionary industries, including retailing, autos, restaurants, gaming, and the financially weak airlines.

While energy prices were the big news, specific company fundamentals were also important and were, for the most part, positive thanks to better-than-expected earnings in the second and third calendar quarters. The biotechnology and pharmaceuticals areas were interesting and profitable segments during recent months. Several companies benefited from successful drug-trial results or positive news from the Food and Drug Administration. We continue to be positive toward biotech for the longer term, although we are taking some profits in this sector.

The presence of hedge funds has become noticeable in the fairly small convertibles marketplace over the past few years. As mentioned in my report to you six months ago, their activity reached a rapid pace in the late spring, with heavy redemptions occurring. It appears that most such redemptions may be behind us, although additional hedge-fund activity remains a possibility in the very near term. Although most convertibles hedge funds had slightly positive returns during the summer, their results through November remained negative. The lack of general volatility and a variety of adverse corporate actions continue to hurt their returns.

By November 30, issuance of convertibles for calendar 2005 stood at approximately $30 billion, putting the total size of the U.S. convertibles market at around $260 billion. Most new issues have been coupon-bearing convertible bonds, continuing the trend that began about two years ago. The convertibles market now consists of a mix of 80% convertible bonds and 20% convertible preferred stocks/mandatories, compared with a 65%/35% mix at year-end 2000. This is a positive structural change, in our view. In addition, durations are now typically between 4 and 7 years, compared with 10 to 15 years previously, and call protection has increased to around 5 years on average.

The fund’s successes

Our performance over the fiscal year was helped by a wide variety of securities. We were fortunate in the second half of the period not to have any significant decliners or issues with notable credit declines. Of course, the portfolio enjoyed a lift from its energy-related holdings, with Schlumberger, Chesapeake Energy, Cooper Cameron, and Hanover Compressor experiencing above-average appreciation. Chesapeake, in particular, has been a consistent winner for the fund.

Strong nonenergy performers were Protein Design Labs, American Tower, AMR, Amylin Pharmaceuticals, and Freeport-McMoRan Copper & Gold. Given the appreciation of several of these securities, we are taking some profits and reinvesting the proceeds into convertibles that offer better balances of upside potential and downside protection.

The fund’s shortfalls

While the overall period was quite positive, there were, as usual, a few securities that did not perform as hoped, detracting from our results. Our positions in both General Motors and Ford were under-performers, as the increased price of oil hurt vehicle sales and both firms continue to struggle with specific company issues. We have exited our relatively small GM position, but we are currently maintaining our approximate 1% position in Ford. Other underperformers included MGI Pharma, Sepracor, and Walt Disney. We are maintaining our positions in these names and remain optimistic for the long term.

Our position

We anticipate building some cash reserves through profit-taking so that we can take advantage of the accelerated new issuance that we expect. Convertibles valuations remain cheaper than they have been for a couple of years, so we continue to find statistically and fundamentally attractive opportunities in both the primary and secondary markets.

As usual, the fund remains fully invested in a diversified portfolio of convertible securities. There have been no significant changes since our prior report regarding its general composition and characteristics. The fund has no direct common-stock exposure or other nonconvertibles investments. The portfolio is currently around 90% convertible bonds and 10% convertible preferred stocks.

Our security focus remains on intermediate-term convertible bonds, and we continue to emphasize solid credit quality and diversification. We believe we have no holdings with near- or intermediate-term credit issues. We remain confident that our portfolio has the ability to perform relatively well in a wide variety of market environments.

Larry Keele, Portfolio Manager
Oaktree Capital Management, LLC
December 19, 2005

Portfolio Changes
Fiscal Year Ended November 30, 2005

Additions	Comments

Chesapeake Energy	Newly issued, statistically attractive convertible preferred.
(5.0% convertible preferred)

Red Hat	Short-dated puttable bond with excellent upside/downside profile;
(0.5% convertible note due 1/15/2024)	the company continues to successfully execute its strategy.

American Airlines	Increased position due to increasing inexpensiveness and a
(4.25% convertible note due 9/23/2023	positive 2006 outlook.
and 4.5% convertible note due 12/15/2024)

Reductions	Comments

US Airways Group	Sold after very rapid appreciation to target levels. Bonds purchased
(7.0% convertible note due 9/30/2020)	in late September at par (100) reached mid-150s in November.

American Tower	Reducing previous top holding after substantial appreciation.
(3.0% convertible note due 8/15/2012)

Fluor	Sold after bonds appreciated and became pure equity substitutes.
(1.5% convertible note due 2/15/2024)

Mercury Interactive	Sold after company was forced to address a potential redemption
(0% convertible note due 5/1/2008)	of the bonds at par; the bonds traded to near par, but lacked further upside potential

Fund Profile
As of November 30, 2005

Portfolio Characteristics
Number of Securities	83
Yield	2.1%
Conversion Premium	24.0%
Average Weighted Maturity	4.1 years
Average Coupon	2.7%
Average Quality[1]	B1/B+
Average Duration	5.0 years
Foreign Holdings	10.3%
Turnover Rate	86%
Expense Ratio	0.86%
Short-Term Reserves	4%

Volatility Measures	Fund	Broad Index[2]
R-Squared	0.65	1.00
Beta	0.60	1.00

Distribution by Maturity (% of fixed income portfolio)
Under 1 Year	2%
1-5 Years	68
5-10 Years	30

Distribution by Credit Quality[1] (% of fixed income portfolio)
Aaa/AAA	0%
Aa/AA	0
A/A	2
Baa/BBB	15
Ba/BB	10
B/B	32
Below B/B	8
Not Rated	33

Ten Largest Holdings[3] (% of total net assets)
Fisher Scientific International Inc.	retail	3.5%
Chesapeake Energy Corp.	oil	3.3
Teva Pharmaceutical Financial LLC	pharmaceuticals	3.2
American Airlines, Inc.	transportation services	3.1
Genzyme Corp.	pharmaceuticals	2.9
Cadence Design	computer software	2.8
RF Micro. Devices Inc.	electronics	2.7
Manor Care Inc.	health care	2.6
Red Hat, Inc.	computer software	2.5
Scientific Games	leisure	2.4
Top Ten		29.0%

Sector Diversification (% of portfolio)
Auto & Transportation	6%
Consumer Discretionary	12
Consumer Staples	1
Financial Services	5
Health Care	25
Integrated Oils	0
Other Energy	9
Materials & Processing	4
Producer Durables	6
Technology	27
Utilities	1
Other	0
Short-Term Reserves	4%

1	Ratings: Moody’s Investors Service, Standard & Poor’s.
2	Dow Jones Wilshire 5000 Index.
3	"Ten Largest Holdings" excludes any temporary cash investments and equity index products. See page 27 for a glossary of investment terms.

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: November 30, 1995–November 30, 2005
Initial Investment of $10,000

	Average Annual Total Returns Periods Ended November 30, 2005			Final Value of a $10,000
	One Year	Five Years	Ten Years	Investment

Convertible Securities Fund[1]	5.92%	6.72%	8.91%	$23,478

Dow Jones Wilshire 5000 Index	10.07	2.46	9.32	24,387

Spliced Convertibles Index[2]	2.66	4.52	8.35	22,306

Average Convertible Securities Fund[3]	4.68	4.56	8.23	22,055

1	Total return figures do not reflect the 1% fee assessed on redemptions of shares purchased on or after September 15, 2005, and held for less than one year.
2	CS First Boston Convertibles Index through November 30, 2004; Merrill Lynch All US Convertibles Index thereafter.
3	Derived from data provided by Lipper Inc. Note: See Financial Highlights table on page 19 for dividend and capital gains information.

Fiscal-Year Total Returns (%): November 30, 1995–November 30, 2005

[Light Gray] - Spliced Convertibles Index1
[Dark Gray] - Convertible Securities Index

Average Annual Total Returns: Periods Ended September 30, 2005
This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total

Convertible Securities Fund[2]	6/17/1986	7.20%	2.82%	4.61%	4.20%	8.81%

1	CS First Boston Convertibles Index through November 30, 2004; Merrill Lynch All US Convertibles Index thereafter.
2	Total return figures do not reflect the 1% fee assessed on redemptions of shares purchased on or after September 15, 2005, and held for less than one year.

Financial Statements

Statement of Net Assets
As of November 30, 2005

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

	Face Amount ($000)	Market Value• ($000)
Convertible Bonds (83.8%)
Auto & Transportation (5.0%)
AMR Corp. 4.500%, 2/15/2024	2,230	2,119
American Airlines, Inc ^4.250%, 9/23/2008	13,525	15,097
Continental Airlines, Inc. ^4.500%, 2/1/2007	4,485	4,104
Navistar Financial Corp. 4.750%, 4/1/2009	6,635	6,054
Consumer Discretionary (11.7%)		27,374
Caesars Entertainment 4.150%, 4/15/2024	5,220	6,550
FTI Consulting 1 3.750%, 7/15/2012	3,215	3,633
Fairmont Hotels 1 3.750%, 12/1/2023 3.75% 1/20/2009	4,575 1,055	5,050 1,164
Lamar Advertising Co . 2.875%, 12/31/2010	6,410	6,851
Liberty Media Corp. 0.750%, 3/30/2008	795	870
Lions Gate Entertainment 1 2.937%, 10/15/2011	5,175	5,052
Pantry Inc. 1 3.000%, 11/15/2012	3,170	3,273
Scientific Games 1 0.750%, 12/1/2024	12,300	13,422
Shuffle Master, Inc. 1 1.250%, 4/15/2009 1.250%, 4/15/2024	7,300 340	8,203 382
The Walt Disney Co. 2.125%, 4/15/2008	6,230	6,308
Waste Connections, Inc. 4.750%, 5/1/2022	3,630	4,080
Consumer Staples (0.5%)		64,838
Vector Group Ltd. 6.250%, 7/15/2008	2,740	2,713
Financial Services (2.5%)
Leucadia National Corp. 3.750%, 4/15/2014	5,335	6,162
Meristar Hospitality Corp. ^9.500%, 4/1/2010	6,320	7,687
Health Care (25.1%)		13,849
Abgenix Inc. 1.750%, 12/15/2011	5,445	6,500
Amgen Inc. 0.000%, 3/1/2032	10,020	7,891
Amylin Pharmaceuticals, Inc. ^2.250%, 6/30/2008 2.500%, 4/15/2011	3,165 3,710	3,980 4,480
CV Therapeutics 3.250%, 8/16/2013 2.000%, 5/16/2023	6,145 6,350	6,813 5,390
Cephalon Inc. 0.000%, 6/15/2033	12,400	12,075

	Face Amount ($000)	Market Value• ($000)
Community Health Systems, Inc. 4.250%, 10/15/2008	1,790	2,141
Genzyme Corp. 1.250%, 12/1/2008	13,530	15,779
MGI Pharma Inc. 1.682%, 3/2/2011 1 1.682 3/2/2011	5,015 13,635	3,172 8,624
Manor Care Inc. 1 2.125%, 8/1/2035	13,995	14,275
Medarex Inc. 1 2.250%, 5/15/2011	7,640	7,287
Protein Design Laboratories, Inc. 1 2.000%, 2/15/2012	5,920	7,696
Sepracor Inc. 1 0.000%, 10/15/2009 ^0.000%, 10/15/2024	6,040 2,420	5,859 2,347
Teva Pharmaceutical Financial LLC 0.500%, 2/1/2024 0.250%, 2/1/2010	14,250 1,355	16,192 1,621
Thoratec Corp. 1.380%, 5/16/2034	9,965	6,751
Other Energy (5.7%)		138,873
Cooper Cameron Corp. 1.500%, 5/15/2009	8,740	11,089
Evergreen Solar 1 4.375%, 7/1/2012	1,615	2,733
Hanover Compressor Co. 4.750%, 1/15/2014	7,310	8,014
McMoRan Exploration Co. 1 5.250%, 10/6/2011 5.250%, 10/6/2011	4,920 405	5,806 478
Schlumberger Ltd. ^1.500%, 6/1/2008 2.125%, 6/1/2023	2,100 550	2,851 706
Materials & Processing (1.1%)		31,677
Ryerson Tull Inc. 3.500%, 11/1/2024	4,975	5,976
Producer Durables (5.4%)
American Tower Corp. 3.000%, 8/15/2012	6,455	9,295
Andrew Corp. 3.250%, 8/15/2013	10,295	10,449
C&D Technologies Inc. 1 5.250% 11/1/2025	3,965	4,178
Credence Systems Corp. 1.500%, 5/15/2008	6,160	5,760
Technology (25.6%)		29,682
ASM International 1 4.250%12/6/2011	5,150	4,764
Cadence Design 0.000%, 8/15/2023	13,295	15,239
Commscope Inc. 1.000%, 3/15/2024	10,370	10,785
Cypress Semiconductor Corp. 1.250%, 6/15/2008	3,600	4,203
Digital River 1.250%, 1/1/2024	3,520	3,168
Fisher Scientific International Inc. 3.250%, 3/1/2011	19,215	19,503
Flextronics International Ltd. 1.000%, 8/1/2010	7,060	6,363
Hutchinson Technology 2.250%, 3/15/2010	1,620	1,746
Invitrogen Inc. 2.250%, 12/15/2006	8,955	8,720
LSI Logic 4.000% 5/15/2010	7,560	7,314
Lucent Technologies, Inc. 2.750%, 6/15/2023	5,150	5,298
Open Solutions 1 1.467% 2/2/2035	7,195	3,714
Openwave Systems Inc. 2.750%, 9/9/2008	4,140	4,497
Quantum Corp. 4.375%, 8/1/2010	1,375	1,305
RF Micro. Devices Inc. ^1.500%, 7/1/2010	15,590	14,684

	Face Amount ($000)	Market Value• ($000)
Red Hat, Inc. 0.500%, 1/15/2024	13,330	14,030
Skyworks Solutions 4.750% 11/15/2007	3,320	3,249
Sybase Inc. 1 1.750% 2/22/2010 ^1.750% 2/22/2025	1,730 4,960	1,797 5,152
Veeco Instruments, Inc. 4.125%, 12/21/2008	6,133	5,665
Utilities (1.2%)		141,196
CMS Energy Corp. 2.875%, 12/1/2024	5,845	6,619
Total Convertible Bonds (Cost $442,900)		462,797
	Shares
Convertible Preferred Stocks (11.8%)
Auto & Transportation (1.0%)
Ford Motor Co. Capital Trust II 6.500% Cvt. Pfd.	180,000	5,558
Financial Services (2.5%)
Conseco Inc. 5.500% Cvt. Pfd.	161,000	4,367
Travelers Property Casualty Corp. 4.500% Cvt. Pfd.	375,525	9,501
Other Energy (3.5%)		13,868
Chesapeake Energy Corp. 4.500% Cvt. Pfd. 1 5.000% Cvt. Pfd.	40,000 145,800	3,650 14,616
NRG Energy 4.000% Cvt. Pfd.	950	1,164
Materials & Processing (3.3%)		19,430
Celanese Corp-Series A 4.250% Cvt. Pfd.	283,800	7,414
Freeport-McMoRan Copper & Gold, Inc. 5.500% Cvt. Pfd.1 1 5.500% Cvt. Pfd.	1,000 8,730	1,132 9,886
Technology (1.5%)		18,432
Lucent Technologies Capital Trust I 7.750% Cvt. Pfd.	8,400	8,097
Total Convertible Preferred Stocks (Cost $64,104)		65,385
Common Stocks (0.0%)
Other Energy (0.0%)
Hanover Compressor Co.	610	8
Total Common Stocks (Cost $0)		8
Temporary Cash Investments (8.4%)
2 Vanguard Market Liquidity Fund, 4.048%	19,668,760	19,669
2 Vanguard Market Liquidity Fund, 4.048%—Note F	26,425,430	26,425
Total Temporary Cash Investments (Cost $46,094)		46,094
Total Investments (104.0%) (Cost $553,098)		574,284
Other Assets and Liabilities (-4.0%)
Other Assets—-Note C		11,361
Security Lending Collateral Payable to Brokers—Note F		(26,425)
Other Liabilities		(6,998)
		(22,062)
Net Assets (100%)
Applicable to 40,686,553 outstanding $.001 par value shares of beneficial interest (unlimited authorization)		552,222
Net Asset Value Per Share		13.57

At November 30, 2005, net assets consisted of:[3]
	Amount	Per
	($000)	Share

Paid-in Capital	511,833	12.57

Undistributed Net Investment Income	1,846.05

Accumulated Net Realized Gains	17,357.43

Unrealized Appreciation	21,186.52

Net Assets	552,222	13.57

•	See Note A in Notes to Financial Statements.
^	Part of security position is on loan to broker/dealers. See Note F in Notes to Financial Statements.
1	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2005, the aggregate value of these securities was $129,868,000, representing 23.5% of net assets.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3	See Note D in Notes to Financial Statements for the tax-basis components of net assets.

Statement of Operations

Year Ended November 30, 2005
($000)

Investment Income

Income

Dividends	3,462

Interest[1]	16,189

Security Lending	807

Total Income	20,458

Expenses

Investment Advisory Fees—Note B

Basic Fee	2,379

Performance Adjustment	1,346

The Vanguard Group—Note C

Management and Administrative	1,818

Marketing and Distribution	146

Custodian Fees	24

Auditing Fees	21

Shareholders' Reports	32

Trustees' Fees and Expenses	1

Total Expenses	5,767

Net Investment Income	14,691

Realized Net Gain (Loss) on Investment Securities Sold	21,903

Change in Unrealized Appreciation (Depreciation) of Investment Securities	(12,213)

Net Increase (Decrease) in Net Assets Resulting from Operations	24,381

1 Interest income from an affiliated company of the fund was $841,000.

Statement of Changes in Net Assets

	Year Ended November 30,
	2005	2004
	($000)	($000)

Increase (Decrease) In Net Assets

Operations

Net Investment Income	14,691	29,530

Realized Net Gain (Loss)	21,903	60,907

Change in Unrealized Appreciation (Depreciation)	(12,213)	(31,531)

Net Increase (Decrease) in Net Assets Resulting from Operations	24,381	58,906

Distributions

Net Investment Income	(17,976)	(30,443)

Realized Capital Gain[1]	(34,225)	—

Total Distributions	(52,201)	(30,443)

Capital Share Transactions—Note G

Issued	47,507	397,568

Issued in Lieu of Cash Distributions	45,081	25,905

Redeemed	(471,096)	(310,576)

Net Increase (Decrease) from Capital Share Transactions	(378,508)	112,897

Total Increase (Decrease)	(406,328)	141,360

Net Assets

Beginning of Period	958,550	817,190

End of Period [2]	552,222	958,550

1	Includes fiscal 2005 short-term gain distributions totaling $9,035,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2	Including undistributed net investment income of $1,846,000 and $4,940,000.

Financial Highlights

Year Ended November 30,

For a Share Outstanding Throughout Each Period	2005	2004	2003	2002	2001

Net Asset Value, Beginning of Period	$13.62	$13.05	$10.57	$12.12	$12.68

Investment Operations

Net Investment Income	.29	.39	.41	.47	.53

Net Realized and Unrealized Gain (Loss)on Investments	.48	.60	2.48	(1.53)	(.04)

Total from Investment Operations	.77	.99	2.89	(1.06)	.49

Distributions

Dividends from Net Investment Income	(.32)	(.42)	(.41)	(.49)	(.54)

Distributions from Realized Capital Gains	(.50)	—	—	—	(.51)

Total Distributions	(.82)	(.42)	(.41)	(.49)	(1.05)

Net Asset Value, End of Period	$13.57	$13.62	$13.05	$10.57	$12.12

Total Return[1]	5.92%	7.71%	28.07%	-8.88%	3.98%

Ratios/Supplemental Data

Net Assets, End of Period (Millions)	$552	$959	$817	$291	$300

Ratio of Total Expenses to Average Net Assets[2]	0.86%	0.68%	0.84%	0.95%	0.71%

Ratio of Net Investment Income to Average Net Assets	2.18%	2.94%	3.82%	4.27%	4.21%

Portfolio Turnover Rate	86%	123%	127%	118%	156%

1	Total returns do not reflect the 1% fee assessed on redemptions of shares purchased on or after September 15, 2005, and held for less than one year.
2	Includes performance-based investment advisory fee increases (decreases) of 0.20%, 0.06%, 0.13%, 0.21%, and 0.01%. See accompanying Notes, which are an integral part of the Financial Statements.

Notes to Financial Statements

Vanguard Convertible Securities Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A.     The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1.     Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2.     Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

3.     Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4.     Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

5.     Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

B.     Oaktree Capital Management, LLC, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance for the preceding three years relative to the Credit Suisse First Boston Convertible Securities Index for periods prior to December 1, 2004, and the Merrill Lynch All US Convertibles Index beginning December 1, 2004. The benchmark change will be fully phased in by November 30, 2007. For the year ended November 30, 2005, the investment advisory fee represented an effective annual basic rate of 0.35% of the fund’s average net assets before an increase of $1,346,000 (0.20%) based on performance.

C.     The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At November 30, 2005, the fund had contributed capital of $66,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.07% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D.     Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Certain of the fund’s convertible preferred stock investments are treated as debt securities for tax purposes. During the year ended November 30, 2005, the fund realized gains of $191,000 from the sale of these securities, which are included in distributable net investment income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized gains to undistributed net investment income.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $4,311,000 from accumulated net realized gains to paid-in capital.

For tax purposes, at November 30, 2005, the fund had $5,844,000 of ordinary income and $14,438,000 of long-term gains available for distribution.

At November 30, 2005, net unrealized appreciation of investment securities for tax purposes was $21,186,000, consisting of unrealized gains of $31,765,000 on securities that had risen in value since their purchase and $10,579,000 in unrealized losses on securities that had fallen in value since their purchase.

E.     During the year ended November 30, 2005, the fund purchased $552,340,000 of investment securities and sold $952,412,000 of investment securities, other than temporary cash investments.

F.     The market value of securities on loan to broker/dealers at November 30, 2005, was $25,284,000, for which the fund received cash collateral of $26,425,000.

G.     Capital shares issued and redeemed were:

	Year Ended November 30,
	2005	2004
	Shares	Shares
	(000)	(000)

Issued	3,643	29,154

Issued in Lieu of Cash Distributions	3,418	1,950

Redeemed	(36,767)	(23,354)

Net Increase (Decrease) in Shares Outstanding	(29,706)	7,750

Report of Independent Registered Public Accounting Firm

To the Shareholders and Trustees of Vanguard Convertible Securities Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Convertible Securities Fund (the “Fund”) at November 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2005 by correspondence with the custodian and broker and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

January 12, 2006

Special 2005 tax information (unaudited) for Vanguard Convertible Securities Fund

This information for the fiscal year ended November 30, 2005, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $28,774,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

The fund distributed $690,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 10.0% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect the reduced tax rates on ordinary income (including qualified dividend income) and short-term capital gains that became effective as of January 1, 2003, and on long-term capital gains realized on or after May 6, 2003. To calculate qualified dividend income, we use actual prior-year figures and estimates for 2005. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Convertible Securities Fund [1] Periods Ended November 30, 2005
	One Year	Five Years	Ten Years

Returns Before Taxes	5.92%	6.72%	8.91%

Returns After Taxes on Distributions	4.27	4.90	6.10

Returns After Taxes on Distributions and Sale of Fund Shares	4.36	4.67	5.92

1	Total return figures do not reflect the 1% fee assessed on redemptions of shares purchased on or after September 15, 2005, and held for less than one year.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended November 30, 2005
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Convertible Securities Fund	5/31/2005	11/30/2005	Period[1]

Based on Actual Fund Return	$1,000.00	$1,093.93	$5.04

Based on Hypothetical 5% Yearly Return	1,000.00	1,020.26	4.86

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. They do not include your fund’s low-balance fee or the 1% fee assessed on redemptions of shares held less than one year. These fees are fully described in the prospectus. If these fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

1	The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period was 0.96%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

Vanguard’s Policies for Managing Changes to Investment Advisory Arrangements

The boards of trustees of the Vanguard funds and Vanguard have adopted practical and cost-effective policies for managing the funds’ arrangements with their unaffiliated investment advisors, as permitted by an order from the U.S. Securities and Exchange Commission (SEC).

Background

In 1993, Vanguard was among the first mutual fund companies to streamline the process of changing a fund’s investment advisory arrangements. In essence, the SEC order enabled the boards of the Vanguard funds to enter into new or revised advisory arrangements without the delay and expense of a shareholder vote. This ability, which is subject to a number of SEC conditions designed to protect shareholder interests, has saved the Vanguard funds and their shareholders several million dollars in proxy costs since 1993. It has also enabled the funds’ trustees to quickly implement advisory changes in the best interest of shareholders.

Over the past 12 years, as the SEC gained experience in this area, it has granted more flexible conditions to other fund companies. Consequently, Vanguard received the SEC’s permission to update its policies concerning its arrangements with outside investment advisors.

Our updated policies

Vanguard is adopting several additional practical and cost-effective policies in managing the Vanguard funds’ investment advisory arrangements:

Statement of Additional Information (SAI). Vanguard funds that employ an unaffiliated investment advisor will now show advisory fee information on an aggregate basis in their SAIs. (A fund’s SAI provides more detailed information than its prospectus and is available to investors online at Vanguard.com® or upon request.) Previously, separate fee schedules were presented for each unaffiliated advisor. Each fund’s SAI will also include the amount paid by the fund for any investment advisory services provided on an at-cost basis by The Vanguard Group. Reporting advisory fees in this manner is the same approach used by other fund companies that have received similar SEC exemptive orders.

Shareholder notification. Like other fund companies, Vanguard will have up to 90 days after a fund enters into a new advisory agreement to notify shareholders of the change. Previously, shareholders were notified at least 30 days before any such change, if possible. In practice, Vanguard expects to continue notifying shareholders of advisory changes as soon as is practical, taking into account opportunities to reduce postage expenses by enclosing notices with previously scheduled mailings.

Redemption fees. Vanguard Convertible Securities Fund charges a redemption fee on shares purchased on or after September 15, 2005, and redeemed within one year of purchase. Previously, redemption fees were required to be waived for 90 days after giving notice of a fund advisory change. The SEC has not generally applied this requirement to other fund companies and has now eliminated it for Vanguard. (Redemption fees—which are paid to the fund, not to Vanguard—are designed to ensure that short-term investors pay their fair share of a fund’s transaction costs.)

Glossary

Average Coupon.     The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration.     An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Quality.     An indicator of credit risk, this figure is the average of the ratings assigned to a fund’s holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer’s ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers.

Average Weighted Maturity.     The average length of time until fixed income securities held by a fund reach maturity and are repaid. The figure reflects the proportion of fund assets represented by each security.

Beta.     A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Conversion Premium.     The average percentage by which the weighted average market price of the convertible securities held by a fund exceeds the weighted average market price of their underlying common stocks. For example, if a stock is trading at $25 per share and a bond convertible into the stock is trading at a price equivalent to $30 per share of stock, the conversion premium is 20% ($5 ÷ $25 = 20%).

Expense Ratio.     The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund’s net assets represented by securities of companies based outside the United States.

R-Squared.     A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Short-Term Reserves.     The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate.     An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield.     A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954 Chairman of the Board, Chief Executive Officer, and Trustee since May 1987 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Chairman of the Board, Chief Executive Officer, and Director/ Trustee of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group.

IndependentTrustees

Charles D. Ellis
Born 1937 Trustee since January 2001 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures in education); Senior Advisor to Greenwich Associates (international business strategy consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Rajiv L. Gupta
Born 1945 Trustee since December 2001[2] 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Board Member of the American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services) (since 2005); Trustee of Drexel University and of the Chemical Heritage Foundation.

JoAnn Heffernan Heisen
Born 1950 Trustee since July 1998 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Vice President, Chief Information Officer, and Member of the Executive Committee of Johnson & Johnson (pharmaceuticals/ consumer products); Director of the University Medical Center at Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952 Trustee since December 2004 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance and Banking, Harvard Business School (since 2000); Senior Associate Dean, Director of Faculty Recruiting, and Chair of Finance Faculty, Harvard Business School; Director and Chairman of UNX, Inc. (equities trading firm) (since 2003); Director of registered investment companies advised by Merrill Lynch Investment Managers and affiliates (1985–2004), Genbel Securities Limited (South African financial services firm) (1999–2003), Gensec Bank (1999–2003), Sanlam Investment Management (1999–2001), Sanlam, Ltd. (South African insurance company) (2001–2003), Stockback, Inc. (credit card firm) (2000–2002), and Bulldogresearch.com (investment research) (1999–2001); and Trustee of Commonfund (investment management) (1989–2001).

Alfred M. Rankin, Jr.
Born 1941 Trustee since January 1993 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director of Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.

J. Lawrence Wilson
Born 1936 Trustee since April 1985 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines), MeadWestvaco Corp. (packaging products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Heidi Stam
Born 1956 Secretary since July 2005 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group since November 1997; General Counsel of The Vanguard Group since July 2005; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group since July 2005.

Thomas J. Higgins
Born 1957 Treasurer since July 1998 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group.

Vanguard Senior Management Team

R. Gregory Barton
Mortimer J. Buckley
James H. Gately
Kathleen C. Gubanich
F. William McNabb, III
Michael S. Miller
Ralph K. Packard
George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974-1996

1	Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.
2	December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.
More information about the trustees is in the Statement of Additional Information, available from Vanguard.

P.O. Box 2600 Valley Forge, PA 19482-2600

Connect with Vanguard ™ > www.vanguard.com

Fund Information > 800-662-7447	Vanguard, Vanguard.com, Admiral, Connect with
Vanguard, and the ship logo are trademarks of
Direct Investor Account Services > 800-662-2739	The Vanguard Group, Inc.

Institutional Investor Services > 800-523-1036
All other marks are the exclusive property of their
Text Telephone > 800-952-3335	respective owners.

All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.

This material may be used in conjunction	You can obtain a free copy of Vanguard's proxy voting
with the offering of shares of any Vanguard	guidelines by visiting our website, www.vanguard.com,
fund only if preceded or accompanied by	and searching for "proxy voting guidelines," or by calling
the fund's current prospectus	Vanguard at 800-662-2739. They are also available from
the SEC's website, www.sec.gov. In addition, you may
obtain a free report on how your fund voted the proxies
for securities it owned during the 12 months ended June
30. To get the report, visit either www.vanguard.com or
www.sec.gov.

You can review and copy information about your fund
at the SEC's Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
available on the SEC's website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

© 2006 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q820 012006

Item 2: Code of Ethics. The Board of Trustees has adopted a code of ethics that applies to the principal executive officer, principal financial officer, principal accounting officer or controller of the Registrant and The Vanguard Group, Inc., and to persons performing similar functions.

Item 3: Audit Committee Financial Expert. All of the members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts. The members of the Audit Committee are: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, André F. Perold, Alfred M. Rankin, Jr., and J. Lawrence Wilson. All Audit Committee members are independent under applicable rules.

Item 4: Principal Accountant Fees and Services.

(a)     Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended November 30, 2005: $21,000
Fiscal Year Ended November 30, 2004: $19,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group

Fiscal Year Ended November 30, 2005: $2,152,740
Fiscal Year Ended November 30, 2004: $1,685,500

(b)     Audit-Related Fees.

Fiscal Year Ended November 30, 2005: $382,200
Fiscal Year Ended November 30, 2004: $257,800

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c)     Tax Fees.

Fiscal Year Ended November 30, 2005: $98,400
Fiscal Year Ended November 30, 2004: $76,400

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d)     All Other Fees.

Fiscal Year Ended November 30, 2005: $0
Fiscal Year Ended November 30, 2004: $0

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e)     (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

        In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, members of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

        The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or other registered investment companies in the Vanguard Group.

    (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)     For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)    Aggregate Non-Audit Fees.

Fiscal Year Ended November 30, 2005: $98,400
Fiscal Year Ended November 30, 2004: $76,400

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h)     For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Not applicable.

Item 6: Not applicable.

Item 7: Not applicable.

Item 8: Not applicable.

Item 9: Not applicable.

Item 10: Not applicable

Item 11: Controls and Procedures.

    (a)    Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

    (b)    Internal Control Over Financial Reporting. There were no significant changes in Registrant’s internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD CONVERTIBLE SECURITIES FUND
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	January 20, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD CONVERTIBLE SECURITIES FUND
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	January 20, 2006

VANGUARD CONVERTIBLE SECURITIES FUND
BY:	(signature)
(HEIDI STAM) THOMAS J. HIGGINS* TREASURER

Date:	January 20, 2006

*By Power of Attorney. See File Number 33-19446, filed on September 23, 2005. Incorporated by Reference.